UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

MVC CAPITAL, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 11, 2005
MVC CAPITAL, INC.
        NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the stockholders of MVC Capital, Inc. (f/k/a meVC Draper Fisher Jurvetson Fund I, Inc.) (the “Fund”) will be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on April 11, 2005, 10:00 a.m. (Eastern time) for the following purposes:

1. to elect five nominees to serve as members of the Board of Directors of the Fund; and

2. to transact such other business as may properly come before the meeting or any adjournment thereof.
      The proposal is discussed in greater detail in the Proxy Statement attached to this Notice. Stockholders of record at the close of business on February 18, 2005 are entitled to receive notice of and to vote at the Meeting. Each stockholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to mark, sign, date and promptly return the enclosed Proxy Card so that the Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to mark, sign, date and return each one.
IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.
      If you do not expect to attend the Meeting, you are urged to mark, sign, date and return without delay the enclosed Proxy Card(s) in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares may be represented at the Meeting. Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement. Instructions for telephone and Internet voting (which may be available to you) are set forth on the enclosed Proxy Card.
      A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

By Order of the Board of Directors,

Michael Tokarz
Chairman
February 28, 2005
287 Bowman Avenue
3rd Floor
Purchase, NY 10577

ANNUAL MEETING OF STOCKHOLDERS
OF
MVC CAPITAL, INC.
April 11, 2005
287 Bowman Avenue
3rd Floor
Purchase, New York 10577
(914) 701-0310
PROXY STATEMENT
       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of MVC Capital, Inc. (the “Fund”) for use at the annual meeting of the stockholders of the Fund (the “Meeting”), to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on April 11, 2005, 10:00 a.m. (Eastern time), and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed Proxy Card(s) are expected to be mailed on or about February 28, 2005.
      A Proxy Card that is properly executed and returned to the Fund prior to the Meeting will be voted as provided therein at the Meeting and at any adjournment thereof. A stockholder executing and returning a Proxy Card has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund (the “Secretary”). Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.
      The Board intends to bring before the Meeting the proposal that is set forth in the Notice of Annual Meeting of Stockholders and that is described in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of stockholders as specified on the Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner nor does it have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. For example, the election of directors is a routine matter.
      With respect to the election of each nominee to serve as a member of the Board, abstentions and broker non-votes will not have any effect on the outcome of the proposal.
      In addition to soliciting proxies by mail, officers or employees of the Fund may solicit proxies by telephone, telegraph or in person, without special compensation.
      Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your broker or bank.
      Only stockholders of record at the close of business on February 18, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. On the Record Date, 18,938,990 shares of the Fund were outstanding.
      Each stockholder of record on the Record Date is entitled to one vote for each share held.

      In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, one or more adjournments of the Meeting may be proposed to permit further solicitation of proxies. A stockholder vote may be taken with respect to the Fund on some or all matters before any such adjournment if a quorum is present and sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.
      The Fund has enclosed a copy of the Fund’s Annual Report for the fiscal year ended October 31, 2004 with this Proxy Statement. Please keep the Annual Report for your future reference. The Fund’s Annual Report on Form 10-K may be obtained by writing to the Fund at 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, or by calling the Fund at (914) 701-0310. The Fund’s next quarterly report on Form 10-Q is scheduled to be filed with the SEC on or before March 14, 2005.
THE PROPOSAL
ELECTION OF DIRECTORS
      At the Meeting, stockholders will vote on a proposal to elect five nominees to serve as Directors of the Fund. The nominees include Emilio Dominianni, Robert Everett, Gerald Hellerman, Robert Knapp and Michael Tokarz. Each nominee currently is a member of the Board. All of the Directors were elected at the 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”).
      The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the five nominees named above to serve as the Directors. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of one year until the next annual meeting of stockholders after his or her election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the presently serving Directors.
      Information regarding the nominees and the officers of the Fund, including brief biographical information, is set forth below.

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Position(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Nominees for Independent Directors

Emilio Dominianni 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 73	Director	1 year/2 years	Mr. Dominianni is a retired Partner of, and is currently Special Counsel to, the law firm of Coudert Brothers LLP. He also is a Consultant to Air Liquide America Corp., an industrial gas corporation.	None(1)	See column 4

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Position(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Robert Everett Everett & Solsvig, Inc. 10 Rockefeller Plaza Suite 815 New York, NY 10020 Age: 41	Director	1 year/10 months	Mr. Everett is a Managing Director of Everett & Solsvig, Inc., a firm that assists equity and debt holders who own positions in troubled companies. From 2002 through 2004, he served as Chief Restructuring Officer of Cornerstone Propane Partners, L.P., a propane distribution company, and as an Officer of its subsidiary, Cornerstone Propane, L.P. Mr. Everett also is a Director and Chairman of Pangborn Corp., and previously founded Kulen Capital, L.P., a middle-market private investment fund, and has served as Managing Director of Kulen Capital Corp. Mr. Everett served as interim Chief Executive Officer of the Fund from March 2003 until November 2003.	None(1)	See column 4
Gerald Hellerman 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 67	Director	1 year/2 years	Mr. Hellerman has been the Principal of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. He is currently a Director of The Mexico Equity and Income Fund, Inc., a Director and President of Innovative Clinical Solutions, Ltd., a company formerly engaged in clinical trials and physician network management which is currently in liquidation, a Director of Frank’s Nursery & Crafts, Inc., a company which operated the nation’s largest chain of lawn and garden retail stores, which filed for bankruptcy protection under Chapter 11 and, after liquidating its assets under Bankruptcy Court supervision, is currently attempting to emerge from bankruptcy as a real estate company operating the properties it owns, and a Director of Brantley Capital Corporation. Mr. Hellerman is presently serving as Manager-Investment Advisor for a U.S. Department of Justice Settlement Trust. Mr. Hellerman has served as a Trustee or Director of Third Avenue Value Trust, a Trustee of Third Avenue Variable Series Trust, and a Director of Clemente Global Growth Fund, Inc.	None(1)	See column 4

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Position(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Robert Knapp Millenco, L.P. 666 Fifth Avenue, 8th Floor New York, NY 10103 Age: 37	Director	1 year/2 years	Mr. Knapp is a Managing Director of Millennium Partners where he specializes in mis-priced assets, turnaround situations, and emerging markets arbitrage. He also is a Director of the Vietnam Opportunity Fund, a Cayman Islands private equity fund listed on the London Stock Exchange, and the First Hungary Fund, a Channel Islands private equity fund. In 2001 and 2002, he served as a Director of Vietnam Frontier Fund, a Cayman Islands investment company.	None(1)	See column 4
Officer and Nominee for Interested Director
Michael Tokarz(2) 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 55	Director, Chairman, and Portfolio Manager	1 year/1 year and 3 months	Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund. Mr. Tokarz also is Chairman of The Tokarz Group, a private merchant bank, since 2002. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of Conseco, Inc., Walter Industries, Inc., IDEX Corporation, Stonewater Control Systems, Lomonosov, Athleta, Inc. and Apertio Ltd. Mr. Tokarz also serves on the Board of the University of Illinois Foundation and its Investment, and Executive committees, as well as Chairman of the finance and budget committees, and as Chairman for Illinois Emerging Technology Fund. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Dakota Growers Pasta Company, Timberland Machines & Irrigation, Inc., and Vestal Manufacturing, Inc.	None(1)	See column 4

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Position(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Executive Officers
Bruce Shewmaker 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 58	Managing Director(3)	Indefinite term/ 1 year and 2 months	Until June 2003, Mr. Shewmaker served as Managing Director of Crossbow Ventures Inc., and as a Vice President of Crossbow Venture Partners Corp., the general partner of Crossbow Venture Partners LP, a licensed small business investment company. Mr. Shewmaker also is a co-founder and Director of Infrared Imaging Systems, Inc., a medical devices company. From 1999 to 2001, he was a Managing Director of E*OFFERING Corp., an investment banking firm which merged into Wit SoundView Group in 2000. He has also served as a General Partner of ML Oklahoma Venture Partners, L.P., a business development company. Mr. Shewmaker serves as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Foliofn, Inc., and Vestal Manufacturing, Inc.	None	See column 4
Frances Spark 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 46	Chief Financial Officer	Indefinite term/ 1 year and 1 month	Ms. Spark has served as Principal of Spark Consulting LLC, a consulting company, since 1999. Since 2002, Ms. Spark has had a consulting relationship with Everett & Solsvig, Inc. Ms. Spark is President, Secretary, and Chief Financial Officer of Baltic Motors Corporation, a portfolio company of the Fund. Ms. Spark also serves as a director for Baltic Motors Corporation.	None	None
Scott Schuenke 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 25	Chief Compliance Officer	Indefinite term/ 4 months	Mr. Schuenke served as a Compliance Officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined MVC Capital, Inc. in 2004. Mr. Schuenke also served as the Secretary of The Mexico Equity & Income Fund, Inc. and Assistant Secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC.	None	None

				(5)
				Number of
				Portfolios in	(6)
				Fund Complex	Other
	(2)	(3)		Overseen by	Directorships
	Position(s)	Term of Office/	(4)	Director or	Held by Director
(1)	Held with	Length of Time	Principal Occupation(s)	Nominee for	or Nominee for
Name, Address and Age	the Fund	Served	During Past 5 Years	Director	Director

Jaclyn Shapiro 287 Bowman Avenue 3rd Floor Purchase, NY 10577 Age: 26	Vice President Secretary	Indefinite term/ 3 months Indefinite term/ 1 year and 1 month	Ms. Shapiro has worked for the Fund since June 2002. Prior to that, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company.	None	None

(1)	Other than the Fund.

(2)	Mr. Tokarz is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (an “Interested Director”) because he serves as an officer of the Fund.

(3)	Mr. Shewmaker served as Director of the Fund from March 2003 to March 2004.
Board Meetings and Committees.
      The Board currently has an Audit Committee, a Valuation Committee, a Nominating/ Corporate Governance Committee and a Compensation Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is currently available on the Fund’s website at http://www.mvccapital.com.
      The current members of the Audit Committee are Messrs. Dominianni, Everett and Hellerman, each of whom is an independent audit committee member as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE’s listing standards and is not an “interested person,” as defined by the 1940 Act, of the Fund (the “Independent Directors”). Mr. Hellerman is the Chairman of the Audit Committee. The Audit Committee’s primary purposes are:

•	oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any; and

•	oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Fund’s annual proxy statement with respect to the election of directors.
      The most recent fiscal year of the Fund ended on October 31, 2004. During that fiscal year, the Audit Committee held six (6) meetings. In connection with the Fund’s audited financial statements for the fiscal year ended October 31, 2004, the Audit Committee has: (i) reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2004; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent auditors of the Fund, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from E&Y regarding, and discussed with E&Y, its independence; and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2004, be included in the Fund’s Annual Report to Stockholders for filing with the SEC.

      During the fiscal year ended October 31, 2004, the Board held eight (8) meetings. During the last fiscal year, each of the nominees attended at least 75% of the aggregate number of meetings of the Board and any committee of the Board on which such nominee served. Currently, 80% of the Directors are Independent Directors.
      The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Everett, Hellerman and Knapp. The Valuation Committee held eight (8) meetings during the fiscal year ended October 31, 2004.
      The Nominating/ Corporate Governance Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees, is currently comprised of Messrs. Dominianni, Hellerman, and Knapp, each of whom is an Independent Director. The Nominating Committee was established in January 2004. The Board has adopted a written charter for the Nominating Committee, a copy of which is available on the Fund’s website at http://www.mvccapital.com.
      The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund’s By-Laws. The Fund’s By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder’s notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder’s notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2004.
      In addition, the Nominating Committee considers potential director candidates with input from various sources, which can include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Fund) must not be an “interested person,” as defined by the 1940 Act, of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director. The Board has adopted a written charter for the Nominating Committee, a copy of which is currently available on the Fund’s website at http://www.mvccapital.com.
      The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. The Compensation Committee was established in March 2003. There were no formal meetings of the Compensation Committee held during the fiscal year ended October 31, 2004.
      The Board, including all of the Independent Directors, has adopted a policy that any communications by stockholders intended for the Board should be sent to the Fund at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Board member) or disclose it to the Board (or Board member) at its next regular meeting.
      The Board has adopted a policy that encourages all Directors, to the extent reasonable and practicable, to attend the Fund’s annual stockholders’ meetings in person. All of the Directors attended the last annual meeting.
Director and Executive Officer Compensation.
      The following table sets forth compensation paid by us in all capacities during the fiscal year ended October 31, 2004 to all of our Directors and our three highest paid executive officers. Our Directors have been divided into two groups — Interested Directors and Independent Directors. The Interested Director is an “interested person” as defined in the 1940 Act. (The Fund is not part of any Fund Complex.)
Compensation Table

		(3)		(5)
	(2)	Pension or	(4)	Total Compensation
	Aggregate	Retirement Benefits	Estimated	from Fund and
(1)	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Name of Person, Position	from Fund(3)	Fund Expenses(1)	Upon Retirement	Paid to Directors

Interested Director
Michael Tokarz, Chairman and Portfolio Manager	$0	$0	$0	$0
Independent Directors
Emilio Dominianni, Director	$29,500	$0	$0	$29,500
Robert Everett, Director	$18,871	$0	$0	$18,871
Gerald Hellerman, Director	$43,500	$0	$0	$43,500
Robert Knapp, Director	$28,625	$0	$0	$28,625
Executive Officers (who are not directors)
Bruce Shewmaker, Managing Director(2)	$152,000	$0	$0	$152,000
Frances Spark, Chief Financial Officer	$206,000	$0	$0	$0
Jaclyn Shapiro, Vice President and Secretary	$155,583	$0	$0	$0

(1)	Directors do not receive any pension or retirement benefits from the Fund.

(2)	As of the Annual Meeting of Stockholders on March 29, 2004, Mr. Shewmaker was no longer a member of the Board.

(3)	The following table provides detail as to aggregate compensation paid during fiscal 2004 as to our three highest paid executive officers:

	Salary	Bonus and Awards

Mr. Shewmaker*	$150,000	$0
Ms. Spark**	$60,000	$20,000
Ms. Shapiro***	$112,833	$30,000

*	During the last fiscal year, in addition to his salary, Mr. Shewmaker received $2,000 for his service as a Director

**	During the last fiscal year, Ms. Spark received $80,000 from Baltic Motors Corporation, a portfolio company of the Fund, for serving as its President, Secretary, and Chief Financial Officer. As of October 31, 2004, in addition to her salary, Ms. Spark received $126,000 for providing services to the Fund.

***	During the last fiscal year, in addition to her salary, Ms. Shapiro received $12,750 for providing contract employment services to the Fund.

     During the last fiscal year, each Independent Director was paid an annual retainer of $15,000 ($16,500 for the Chairman of each of the Audit Committee and Valuation Committee) and per-meeting (including Committee meetings) fees of $1,250 (or $750 in the case of telephonic meetings) by the Fund, and was reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors did not receive any pension or retirement benefits from the Fund.
      At a meeting of the Board held on January 27, 2005, the Board changed the per-meeting fees payable to Independent Directors and the fees payable to the Chairman of each of the Valuation Committee and Audit Committee as follows. Each Independent Director is now paid: an annual retainer of $15,000 ($20,000 for the Chairman of each of the Audit Committee and Valuation Committee); per-meeting (including Audit Committee and Valuation Committee meetings) fees of $1,250 (subject to a maximum fee of $2,000 per day) or $750 in the case of telephonic meetings (subject to a maximum fee of $2,000 per day); and Nominating Committee and Compensation Committee per-meeting fees of $750. Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.
      Mr. Tokarz, Chairman and Portfolio Manager of the Fund, received no compensation from the Fund during the last fiscal year. Mr. Tokarz has entered into a compensation arrangement with the Fund under which he, as Portfolio Manager, will be compensated by the Fund based upon his positive performance and will be paid the lesser of: (a) 20% of the net income of the Fund for the fiscal year; or (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of investments made during his tenure as Portfolio Manager and (ii) the amount, if any, by which the Fund’s total expenses for a fiscal year were less than two percent of the Fund’s net assets (determined as of the last day of the period).
      Effective February 16, 2005, the Fund agreed to enter into a sublease (the “Sublease”) for a new larger space in the Fund’s current executive offices located at 287 Bowman Avenue, Purchase, New York 10577. The Sublease will commence upon receipt by the Fund of a rent commencement notice. The Sublease is scheduled to expire two years from the date the rent commencement notice is received. Future payments under the Sublease total approximately $445,000. The Fund’s previous lease will be terminated effective March 1, 2005, without penalty. The building at 287 Bowman Avenue is owned by Phoenix Capital Partners, LLC, an entity which is 97% owned by Mr. Tokarz.

Director Equity Ownership.
      The following table sets forth, as of the Record Date, with respect to each Director and nominee, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.

(3)
Aggregate Dollar Range of Equity
	(2)	Securities of All Funds Overseen or to
(1)	Dollar Range of Equity	be Overseen by Director or Nominee
Name of Director or Nominee	Securities in the Fund	in Family of Investment Companies

Emilio Dominianni	$50,001-$100,000	$50,001-$100,000
Robert Everett	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Robert Knapp	Over $100,000(1)	Over $100,000(1)
Michael Tokarz(2)	Over $100,000	Over $100,000

(1)	These shares are owned by Mr. Knapp directly.

(2)	Mr. Tokarz is an Interested Director of the Fund because he serves as an officer of the Fund.
VOTE REQUIRED
      The election of the nominees requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees.
      The Board recommends a vote “FOR” the election of all of the nominees.
VOTING INFORMATION
      A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of voting on the proposal.
      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Meeting without notice, except announcement at the Meeting (or any adjournment thereof); provided, that if the Meeting is adjourned to a date that is more than thirty (30) days after the date for which the Meeting was originally called, written notice will be provided to stockholders. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR all of the nominees in favor of such adjournment, and will vote those proxies required to WITHHOLD on any nominee, against any such adjournment.
      Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form received from your broker or bank.

EXPENSES OF SOLICITATION
      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by the Fund.
OTHER MATTERS AND ADDITIONAL INFORMATION
Other Business at the Meeting.
      The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific instructions have been given.
Future Stockholder Proposals.
      If a stockholder intends to present a proposal at the annual meeting of stockholders of the Fund to be held in 2006 (the “2006 Annual Meeting”) and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary at the principal executive office of the Fund, 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, and such proposal must be received by the Secretary no later than October 30, 2005. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act.
      Stockholders wishing to present proposals at the 2006 Annual Meeting must send written notice of such proposals to the Secretary at the principal executive office of the Fund, 287 Bowman Avenue, 3rd Floor, Purchase, New York 10577, and such proposals must be received by the Secretary no sooner than January 11, 2006, and no later than February 10, 2006, in the form prescribed in the Fund’s By-Laws.
Results of Voting.
      Stockholders will be informed of the voting results of the Meeting in the Fund’s quarterly report for the fiscal quarter ending April 30, 2005 on Form  10-Q which will be filed with the SEC on or before June 9, 2005.
ADDITIONAL INFORMATION ABOUT THE FUND
Investment Adviser.
      The Fund does not have an investment adviser. The Fund’s portfolio is managed internally by Mr. Tokarz, Chairman and Portfolio Manager of the Fund.
Administrator.
      U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator, custodian and accounting agent of the Fund.
Section 16(a) Beneficial Ownership Reporting Compliance.
      Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, taken together, require that the Directors, officers of the Fund and beneficial owners of more than 10% of the equity securities of the Fund (collectively, “Reporting Persons”) file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund’s securities. Based solely on its review of the copies of such reports, the Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2004, has complied with applicable filing requirements, with the following inadvertent exceptions: Michael Tokarz, Chairman and Portfolio Manager of the Fund filed late one report on Form 4 and one report on Form 4/A, covering a total of 15 transactions; and Frances Spark and Scott Schuenke, executive officers of the Fund, each filed late one report on Form 3; and Robert Knapp, a director of the Fund, filed late one report on Form 4, covering a total of four transactions.
      Exhibit A attached hereto identifies holders of more than 5% of the shares of the Fund’s common stock as of the Record Date.
Independent Public Accountants.
      The Board, upon approval and recommendation of the Audit Committee, at a meeting held on January 27, 2005, selected E&Y to serve as the independent accountants for the Fund for the fiscal year ending October 31, 2005. E&Y was approved by the Audit Committee and the Board to serve as the independent accountants for the Fund for the fiscal year ended October 31, 2004, and has served in such capacity since October 27, 2003. A representative of E&Y will attend the Meeting to respond to appropriate questions and make a statement, if he/she so desires.
      The previous independent accountants of the Fund, PricewaterhouseCoopers (“PwC”), resigned as the independent accountants of the Fund on April 16, 2003. On April 23, 2003, the Fund filed a report on Form 8-K disclosing PwC’s resignation. The report of PwC on the financial statements of the Fund for the fiscal year ended October 31, 2002 contains no adverse opinion or disclaimer and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the fiscal year ended October 31, 2002, and the subsequent interim period through April 16, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements.
      During the Fund’s fiscal year ended October 31, 2002, and any subsequent interim period prior to engaging E&Y, the Fund (or anyone on its behalf) did not consult E&Y regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Fund’s financial statements; or (iii) any matter that was either the subject of a disagreement or a reportable event.

Audit Fees:
      The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements for the fiscal year ended October 31, 2004 were $94,000.
      The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements for the fiscal year ended October 31, 2003 were $95,000.

Audit-Related Fees:
      For the fiscal year ended October 31, 2004, the aggregate fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $20,000.
      For the fiscal year ended October 31, 2003, the Fund was not billed by E&Y for any assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

Tax Fees:
      For the fiscal year ended October 31, 2004, the aggregate fees billed by E&Y for services rendered with respect to tax compliance, tax advice and tax planning were $9,500.
      For the fiscal year ended October 31, 2003, the aggregate fees billed by E&Y for services rendered with respect to tax compliance, tax advice and tax planning were $8,000.

All Other Fees:
      For the fiscal year ended October 31, 2004, the Fund was not billed by E&Y for any other products or services.
      For the fiscal year ended October 31, 2003, the Fund was not billed by E&Y for any other products or services.
      The Audit Committee has considered whether E&Y has maintained its independence during the fiscal year ended October 31, 2004.
      The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Fund. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and tax services provided by E&Y for the fiscal year ended October 31, 2004 were pre-approved by the Audit Committee. For the fiscal year ended October 31, 2004, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services provided to the Fund by E&Y.

By Order of the Board of Directors,

Michael Tokarz
Chairman
February 28, 2005
Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to mark, sign and date the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, you may have the ability to vote your shares by the Internet or by telephone.

EXHIBIT A
      As of the Record Date, to the Fund’s knowledge, the following stockholders owned of record more than 5% of the outstanding shares of Common Stock of the Fund (“Shares”) indicated below. The Fund does not know whether such persons also beneficially own such shares.

	Amount of		Percentage of
Stockholder Name and Address	Shares Owned		Fund Held

The Anegada Fund Limited The Cuttyhunk Fund Limited Tonga Partners, L.P. GS Cannell Portfolio, LLC and Pleiades Investment Partners, LP c/o Cannell Capital LLC 150 California Street, 5th Floor San Francisco, CA 94111	2,845,650	(1)	15.02%

Millenco, L.P. Millennium Global Estate, L.P. Millennium USA, L.P. Millennium Partners, L.P. and Millennium International, Ltd. c/o Millennium Management, LLC 666 Fifth Avenue, 8th Floor New York, NY 10103	1,369,770	(2)	7.23%

Western Investment Hedged Partners LP Western Investment Institutional Partners LLC Western Investment Activism Partners LLC Western Investment Total Return Master Fund Ltd. and Arthur D. Lipson c/o Western Investment LLC 2855 East Cottonwood Parkway Suite 110 Salt Lake City, UT 84121	1,369,100	(3)	7.23%

Wynnefield Partners Small Cap Value, L.P. Wynnefield Partners Small Cap Value, L.P. I Wynnefield Small Cap Value Offshore Fund, Ltd. Channel Partnership II, L.P. Wynnefield Capital Management, LLC Wynnefield Capital, Inc. Nelson Obus c/o Wynnefield Capital Management LLC 450 Seventh Avenue Suite 509 New York, NY 10123	1,150,700	(4)	6.10%

MFP Investors, LLC 51 John F. Kennedy Parkway, 2nd Floor Short Hills, NJ 07078	999,700	(5)	5.28%

(1)	Based upon information contained in Schedule 13G filed with the SEC on January 24, 2005.

(2)	Based upon information contained in Schedule 13D/ A filed with the SEC on January 19, 2005.

(3)	Based upon information contained in Schedule 13G filed with the SEC on January 18, 2005.

(4)	Based upon information contained in Schedule 13G filed with the SEC on January 20, 2005.

(5)	Based upon information contained in Schedule 13G filed with the SEC on January 20, 2005.

A-1

INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All Other Accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Profit Sharing Plan	John Doe, Treasurer
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZMVC72

MVC CAPITAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
APRIL 11, 2005

This proxy is solicited on behalf of the Board of Directors of MVC Capital, Inc. (the “Fund”) for use at the annual meeting of stockholders to be held at 10:00 a.m. (Eastern time), on April 11, 2005, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 (the “Meeting”), and relates to the proposal with respect to the Fund set forth in the Notice of Annual Meeting of Stockholders dated February 28, 2005.

The undersigned hereby appoints Michael Tokarz and Bruce Shewmaker and each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote, as designated, on behalf of the undersigned at the Meeting and any adjournment thereof, all shares of the Fund which the undersigned is entitled to vote at the Meeting and any adjournment thereof.

Your vote is important. If this proxy is properly executed and received by the Fund prior to the Meeting, shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy will be voted “FOR” the proposal and to grant discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

Please mark, sign, date and return promptly in the enclosed envelope if you are not voting by telephone or the Internet.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

MVC CAPITAL, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/mvc

OR

Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZMVC71

☒	Please mark votes as in this example.	3453

The Board of Directors of MVC Capital, Inc. (the “Fund”) recommends that you vote FOR the proposal set forth below.

1.	To elect five nominees to serve as members of the Board of Directors of the Fund:		2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

	(01) Emilio Dominianni	(04) Robert Knapp
	(02) Robert Everett	(05) Michael Tokarz
	(03) Gerald Hellerman

	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐	For all nominees except as noted above

			MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Please sign exactly as name(s) appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians, etc. should so indicate. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, dated February 28, 2005.

Signature:	Date:	Signature:	Date: